                                                                      EXHIBIT 99


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
     6/25/98

Restricting Events

A) Average Cumulative Net Loss Ratio

          (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                              no

               Initial ADCB                                                                         273,826,503.00
                                                                                ADCB of
                                       ADCB of                                 Cumulative              Cumulative
                                     Cumulative         Cumulative        Defaulted Contracts           Net Loss
                                 Defaulted Contracts    Recoveries         net of Recoveries             Ratio
                                 -------------------    ----------         -----------------             -----
               2 months prior       1,058,063.90        314,604.74             743,459.16                0.27%
               1 month prior        1,097,554.12        314,604.74             782,949.38                0.29%
               Current              1,097,554.12        353,201.37             744,352.75                0.27%
                                    ------------        ----------             ----------                ----
               Average              1,084,390.71        327,470.28             756,920.43                0.28%

               Annualized maximum Cumulative Net Loss Ratio                                              1.00%
               Average Cumulative Net Loss Ratio                                                         0.28%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract
     Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                      no

C) An Event of Default has occurred and is continuing (yes/no)                                                   no

          (a)  failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)         no

          (b)  failure to pay the then outstanding principal amount of any Note, if any, on its                  no
               related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                 no

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
     6/25/98

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                      yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
     as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                     no

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is
     no / n/a if not applicable)                                                                                         n/a
      a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                  n/a
      b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
          are expected                                                                                                   n/a
      c)  a Successor Servicer has been appointed                                                                        n/a


An Obligor Event has occurred and is continuing                                                                          n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                  273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                        0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                            0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)        no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                        0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                     no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                     n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

          (i)     The ADCB of all End-User Contracts with Obligors that are governmental entities or
                   municipalities exceeds 1.13% of the ADCB of the Contract Pool                                        0.00%
                                                                                                                         no

          (ii)    The ADCB of all End-User Contracts which finance, lease or are related to Software
                  exceeds 3.88% of the ADCB of the  Contract Pool                                                       2.04%
                                                                                                                         no

          (iii)   The ADCB of all End-User Contracts with Obligors who comprise the three largest
                  Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of
                  the ADCB of the Contract Pool                                                                         4.24%
                                                                                                                         no

          (iv)    The ADCB of all End-User Contracts with Obligors who comprise the 20 largest
                  Obligors (measured by ADCB as of the date of determination) exceeds 24.79%
                  of the ADCB of the Contract Pool                                                                     19.04%
                                                                                                                         no

          (v)     The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB
                  of the Contract Pool                                                                                 17.83%
                                                                                                                         no

          (vi)    The ADCB of all End-User Contracts with Obligors thereof located in a single
                  State of the United States exceeds 17.73% of the ADCB of the Contract Pool                           12.95%
                                                                                                                         no


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
          6/25/98
                                                                                              Collection           Reserve
                                                                                                Account              Fund
                                                                                                -------              ----
Beginning Account Balance                                                                            0.00        2,738,265.00
Investment Earnings                                                                             39,264.55           11,724.27

Collection Account

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads       6,241,796.20
Add: Prepayment Amounts                                                                        709,697.85
Add: Recoveries                                                                                 38,596.63
Add: Investment Earnings                                                                        39,264.55           11,724.27
Add: Late Charges                                                                                4,869.59
Add: Expired Lease Proceeds                                                                          0.00
Add: Servicer Advances                                                                          74,636.09



Available Amounts                                                                            7,108,860.91        2,749,989.27



Payments on Distribution Date

  (A)** Indenture Trustee Fees (first in funds allocation during a Restricting Event                0.00
           or an Event of Default)
  (A)   Unreimbursed Servicer Advances                                                              0.00

  (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                   75,145.26

  (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                     0.00

  (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid               873,051.30

  (E)   Class B Notes interest, due and accrued, including any amounts unpaid                  38,060.59

  (F)   Class C Notes interest, due and accrued, including any amounts unpaid                  26,076.38

  (G)   Class D Notes interest, due and accrued, including any amounts unpaid                  32,346.03

  (H)   The Class A-1 Principal Payment Amount                                                      0.00

  (I)   The Class A-2 Principal Payment Amount                                              5,435,718.19

  (J)   The Class B Principal Payment Amount                                                  232,959.35

  (K)   The Class C Principal Payment Amount                                                  155,306.24

  (L)   The Class D Principal Payment Amount                                                  240,197.57

  (M)   Amounts required to meet the Reserve Fund Amount                                            0.00                0.00

  (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                        0.00
        (applicable only if an Obligor Event has occurred and is continuing)

  (N)   Any excess to Certificateholders                                                            0.00

Distributions to Noteholders and Certificateholders                                         7,108,860.91           11,724.27

Ending balance of accounts                                                                          0.00        2,738,265.00



Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          6/25/98
          A Restricting Event has occurred and is continuing (yes\no)                                     no
          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                    0.00

Unreimbursed Servicer Advances

     (i)  Current month Unreimbursed Servicer Advances                                                      0.00
    (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                        0.00
   (iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                           0.00
    (iv)  Unreimbursed Servicer Advances distributed                                                        0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                              0.00

Servicing Fee Schedule

     (i)  Servicing Fee Percentage                                                                          0.50%
    (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                        180,348,625.36
   (iii)  Servicing Fee ( ( (i) / 12 ) x  (ii) )                                                       75,145.26
    (iv)  Servicing Fee accrued but not paid in prior periods                                               0.00
     (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )          75,145.26
    (vi)  Monthly Servicing Fee distributed                                                            75,145.26
          Servicing Fee accrued but not paid                                                                0.00

Class A-1 Interest Schedule

          Opening Class A-1 principal balance                                                               0.00
     (i)  Class A-1 Interest Rate                                                                         5.7325%
    (ii)  Number of days in Accrual Period                                                                     0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                           0.0000%
          Current Class A-1 interest due                                                                    0.00
          Prior Class A-1 interest arrearage                                                                0.00
          Current Period Interest Shortfall                                                                 0.00

          Class A-1 interest distribution                                                                   0.00


Class A-2 Interest Schedule

          Opening Class A-2 principal balance                                                     163,953,295.94
          Class A-2 Interest Rate                                                                         6.3900%
          Class A-2 Interest Rate x 30/360                                                                0.5325%
          Current Class A-2 interest due                                                              873,051.30
          Prior Class A-2 interest arrearage                                                                0.00
          Current Period Interest Shortfall                                                                 0.00

          Class A-2 interest distribution                                                             873,051.30

Class B Interest Schedule

          Opening Class B principal balance                                                         7,026,569.75
          Class B Interest Rate                                                                           6.5000%
          Class B Interest Rate x 30/360                                                                  0.5417%
          Current Class B interest due                                                                 38,060.59
          Prior Class B interest arrearage                                                                  0.00
          Current Period Interest Shortfall                                                                 0.00

          Class B interest distribution                                                                38,060.59


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          6/25/98

Class C Interest Schedule
          Opening Class C principal balance                                                          4,684,379.84
          Class C Interest Rate                                                                            6.6800%
          Class C Interest Rate x 30/360                                                                   0.5567%
          Current Class C interest due                                                                  26,076.38
          Prior Class C interest arrearage                                                                   0.00
          Current Period Interest Shortfall                                                                  0.00

          Class C interest distribution                                                                 26,076.38


Class D Interest Schedule

          Opening Class D principal balance                                                          5,087,187.20
          Class D  Interest Rate                                                                           7.6300%
          Class D Interest Rate x 30/360                                                                   0.6358%
          Current Class D interest due                                                                  32,346.03
          Prior Class D interest arrearage                                                                   0.00
          Current Period Interest Shortfall                                                                  0.00

          Class D interest distribution                                                                 32,346.03

Class A-1 Principal Schedule
          Class A-1 Maturity Date                                                                         9/25/98
     (i)  Opening Class A-1 principal balance                                                                0.00
     (ii) ADCB as of last day of second preceding Collection Period                                180,348,625.36
    (iii) ADCB as of last day of immediately preceding Collection Period                           174,369,335.36
          Expected Class A-1 Payment ( (ii) - (iii) )                                                5,979,290.00
     (iv) Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                      0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                     0.00
          Class A-1 Principal Payment Amount distribution                                                    0.00
                                     Shortfall                                                               0.00

          Class A-1 Principal Balance after current distribution                                             0.00

Class A-2 Principal Schedule

     (i)  Opening Class A-2 principal balance                                                      163,953,295.94
     (ii) Applicable Class A-2 Percentage                                                                   90.91%
    (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes     174,369,335.36
     (iv) Current month targeted Class A-2 principal balance ( (ii) * (iii) )                      158,517,577.75
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                         5,435,718.19
     (vi) Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                 5,435,718.19

          Class A-2 Principal Payment Amount distributed                                             5,435,718.19
                                     Shortfall                                                               0.00

          Class A-2 principal balance after current distribution                                   158,517,577.75

Class B Principal Schedule

     (i)  Opening Class B principal balance                                                          7,026,569.75
     (ii) Applicable Class B Percentage                                                                      3.90%
    (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes     174,369,335.36
     (iv) Current month targeted Class B principal balance ( (ii) * (iii) )                          6,793,610.40
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                           232,959.35
     (vi) Class B Principal Payment Amount (lesser of (i) or (v) )                                     232,959.35

          Class B Principal Payment Amount distributed                                                 232,959.35
                                     Shortfall                                                               0.00

          Class B principal balance after current distribution                                       6,793,610.40


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
           6/25/98

Class C Principal Schedule
     (i)   Opening Class C principal balance                                                              4,684,379.84
     (ii)  Applicable Class C Percentage                                                                          2.60%
    (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes         174,369,335.36
     (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                              4,529,073.60
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                               155,306.24
     (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                         155,306.24

           Class C Principal Payment Amount distributed                                                     155,306.24
                                     Shortfall                                                                    0.00

           Class C principal balance after current distribution                                           4,529,073.60

Class D Principal Schedule

     (i)   Opening Class D principal balance                                                              5,087,187.20
     (ii)  Applicable Class D Percentage                                                                          2.60%
    (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes         174,369,335.36
     (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                              4,529,073.60
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                               558,113.60
     (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                         558,113.60

           Class D Principal Payment Amount distributed                                                     240,197.57
                                     Shortfall                                                              317,916.02

           Class D principal balance after current distribution                                           4,846,989.63

Reserve Fund Schedule

           Prior month Reserve Fund balance                                                               2,738,265.00
           Initial ADCB                                                                                 273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                            2,738,265.00
                                     (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                                    0.00
           Required deposit to Reserve Fund                                                                       0.00
           Actual deposit to Reserve Fund                                                                         0.00
           Interest Earned on Reserve Account                                                                11,724.27
           Deposit to Certificateholder                                                                      11,724.27
           Ending Reserve Fund balance                                                                    2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                                    1.57%

Servicing Fee Schedule

           Servicing Fee during an Obligor Event                                                                  0.00
           Servicing Fee paid                                                                                     0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
          6/25/98
                                 CUSIP # 423327AA3
          Class A-1
          Class A-1 principal balance                                       0.00
          Initial Class A-1 principal balance                      62,980,096.00

          Note factor                                                0.000000000



                                 CUSIP # 423327AB1
          Class A-2
          Class A-2 principal balance                             158,517,577.75
          Initial Class A-2 principal balance                     191,678,552.00

          Note factor                                                0.826996949



                                 CUSIP # 423327AC9
          Class B
          Class B principal balance                                 6,793,610.40
          initial Class B principal balance                         8,214,795.00

          Note factor                                                0.826996949



                                 CUSIP # 423327AD7
          Class C
          Class C principal balance                                 4,529,073.60
          Initial Class C principal balance                         5,476,530.00

          Note factor                                                0.826996949



          Class D
          Class D principal balance                                 4,846,989.63
          Initial Class D principal balance                         5,476,530.00

          Note factor                                                0.885047581


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
          6/25/98

ADCB as of the last day of the Collection Period                                                               174,369,335.36




Loss and Delinquency Data for Period
-------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                   0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                   0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                 0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                    0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                    0

DCB of Prepaid Contracts as of the last day of the Collection Period                                               565,778.99
Number of Prepaid Contracts as of the last day of the Collection Period                                                    13

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0

DCB of Warranty Contracts as of the last day of the Collection Period                                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                    0

DCB of repurchased Contracts as of the last day of the Collection Period                                                 0.00
Number of repurchased Contracts as of the Collection Period                                                                 0

DCB of Additional Contracts as of the last day of the Collection Period                                                  0.00
Number of Additional Contracts as of the Collection Period                                                                  0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                    38,596.63


Delinquencies                                                     Dollars              Percent
                                                              --------------           --------
                          Current                             170,407,880.26            97.22%
                          31-60 days past due                   2,916,470.76             1.66%
                          61-90 days past due                     987,142.78             0.56%
                          Over 90 days past due                   962,050.51             0.55%
                                                              --------------           -------
                          Total                               175,273,544.31           100.00%

                          31+ days past due                     4,865,664.05             2.78%



           (i)            DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)               1,097,554.12
           (ii)           Cumulative Recoveries realized on Defaulted Contracts                                    353,201.37
                          Cumulative net losses to date  ( (i) - (ii) )                                            744,352.75


                                                      Static Information
                          Initial ADCB                                               273,826,503
                          Discount Rate                                                   6.9239%
                          Class A-1 Initial Principal Amount                          62,980,096
                          Class A-1 Interest Rate                                         5.7325%
                          Class A-2 Initial Principal Amount                         191,678,552
                          Class A-2 Interest Rate                                         6.3900%
                          Class B Initial Principal Amount                             8,214,795
                          Class B Interest Rate                                           6.5000%
                          Class C Initial Principal Amount                             5,476,530
                          Class C Interest Rate                                           6.6800%
                          Class D Initial Principal Amount                             5,476,530
                          Class D Interest Rate                                           7.6300%
                          Reserve Fund Initial Deposit                                 2,738,265
                          Class A-1 Maturity Date                                        9/25/98
                          Classes A-2, B, C, & D Maturity Date                           5/25/05
                          Closing Date                                                    9/4/97


